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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 12, 2005

                           SCBT FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


      South Carolina                  001-12669                 57-0799315
      --------------                  ---------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

               520 Gervais Street
            Columbia, South Carolina                       29201-3046
            ------------------------                       ----------
     (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departures of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

     On September 12, 2005, SCBT Financial Corporation issued a press release announcing the promotion and appointment of Karen L. Dey to controller and principal accounting officer respectively. A copy of SCBT Financial Corporation's press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     ( c ) Exhibits.
           The following exhibits have been furnish herewith:

           99.1 The press release issued by SCBT Financial Corporation in connection with the announcement.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

September 12, 2005                           SCBT Financial Corporation



                                             By:    /s/ Richard C. Mathis
                                                    ---------------------
                                                    Richard C. Mathis
                                                    Executive Vice President and
                                                    Chief Financial Officer








                                  Exhibit Index


Exhibit No.                  Description of Exhibit
-----------                  ----------------------

99.1                         Press release dated September 12, 2005